UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 31, 2008

EMPLOYERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)
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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
10375 Professional Circle Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant's telephone number including area code: (888) 682-6671
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A ("Form 8-K/A"), dated December 31, 2008, amends the Current Report on Form 8-K (the "Closing 8-K") filed by Employers Holdings, Inc. ("Employers") on October 31, 2008 concerning the acquisition of AmCOMP Incorporated ("AmCOMP") by Employers, which occurred on October 31, 2008.  The information previously reported in the Closing 8-K is incorporated herein by reference.  This Form 8-K/A sets forth the location of the required historical financial information of AmCOMP and includes the required pro forma financial statements of the combined entity, each as required by Item 9.01 of Form 8-K.  All required historical financial statements of AmCOMP are hereby incorporated by reference in this Form 8-K/A and shall be deemed filed for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  The pro forma financial statements of the combined entity are intended to be furnished pursuant to Item 9.01(b).  Such information, including Exhibit 99.3 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Attached as Exhibit 99.1 and incorporated by reference is the audited consolidated balance sheet of AmCOMP as of December 31, 2007, and the related consolidated statements of operations, changes in stockholders' equity and cash flows (incorporated by reference to AmCOMP's Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 6, 2008).

Attached as Exhibit 99.2 and incorporated herein by reference is the unaudited consolidated balance sheet of AmCOMP as of the nine months ended September 30, 2008 and the related unaudited consolidated statements of operations, changes in stockholders' equity and cash flows.

(b)	Pro Forma Financial Information.

Attached as Exhibit 99.3 and incorporated herein by reference is the unaudited pro forma consolidated balance sheet of Employers as of the nine months ended September 30, 2008, and the unaudited pro forma consolidated statements of income of Employers as of December 31, 2007 and the nine months ended September 30, 2008.

(d)	Exhibits.

99.1
Audited Financial Statements of AmCOMP Incorporated as of and for the year ended December 31, 2007 (incorporated by reference to the Annual Report on Form 10-K of AmCOMP Incorporated for the year ended December 31, 2007, filed on March 6, 2008).

99.2	Unaudited Consolidated Financial Statements of AmCOMP Incorporated as of and for the nine months ended September 30, 2008.

99.3	Unaudited Pro Forma Consolidated Financial Statements of Employers Holdings, Inc. for the year ended December 31, 2007 and as of and for the nine months ended September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief
Legal Officer and General Counsel

Dated:                      December 31, 2008

Exhibit Index

Exhibit No.	Exhibit
99.1
Audited Financial Statements of AmCOMP Incorporated as of and for the year ended December 31, 2007 (incorporated by reference to the Annual Report on Form 10-K of AmCOMP Incorporated for the year ended December 31, 2007, filed on March 6, 2008).

99.2	Unaudited Consolidated Financial Statements of AmCOMP Incorporated as of and for the nine months ended September 30, 2008.
99.3	Unaudited Pro Forma Consolidated Financial Statements of Employers Holdings, Inc. for the year ended December 31, 2007 and for the nine months ended September 30, 2008.